UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2020 (May 28, 2020)

WILLSCOT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 S. Bond Street, #600

Baltimore, Maryland 21231

(Address, including zip code, of principal executive offices)

(410) 931-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WSC	The Nasdaq Capital Market
Warrants to purchase Class A common stock(1)	WSCWW	OTC Markets Group Inc.
Warrants to purchase Class A common stock(2)	WSCTW	OTC Markets Group Inc.

(1) Issued in connection with the initial public offering of Double Eagle Acquisition Corp., the registrant’s legal predecessor company, in September 2015, which are exercisable for one-half of one share of the registrant’s Class A common stock for an exercise price of $5.75.

(2) Issued in connection with the registrant’s acquisition of Modular Space Holdings, Inc. in August 2018, which are exercisable for one share of the registrant’s Class A common stock at an exercise price of $15.50 per share.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on March 1, 2020, WillScot Corporation, a Delaware corporation (the "Company"), Mobile Mini, Inc., a Delaware corporation ("Mobile Mini"), and Picasso Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which, subject to the satisfaction or waiver of certain customary closing conditions, Merger Sub will be merged with and into Mobile Mini, with Mobile Mini surviving as a wholly-owned subsidiary of the Company (the "Merger" or the "Proposed Transaction").

On May 28, 2020, the Company, Mobile Mini and Merger Sub entered into an amendment to the Merger Agreement (the "Amendment"). The Amendment, among other things: (i) sets forth that the name and ticker symbol of the Company, as of the effective time of the Merger, shall be "WillScot Mobile Mini Holdings Corp." and "WSC," respectively, (ii) approves, consistent with the determination by the Compensation Committee of the Company's Board of Directors and as permitted by the Company's 2017 incentive award plan, as amended from time to time (the "Incentive Plan"), that the Merger will be deemed a "Change of Control" pursuant to the Incentive Plan with respect to any unvested awards outstanding thereunder as of immediately prior to the effective time of the Merger which were granted to the Company's executive officers and certain other senior management team members (the "Subject Awards"), (iii) provides for the conditional redemption of all of Mobile Mini's outstanding 5.875% senior notes due July 1, 2024, and (iv) corrects certain typographical errors contained in the Merger Agreement and provides written consent to certain actions as required by the Merger Agreement.

With respect to clause (ii) above, the Amendment would have the effect of allowing the acceleration of previously issued equity awards to WillScot employees who experience a qualifying termination within one year of the Merger. There would be no acceleration of equity awards for WillScot employees who do not experience a qualifying termination. Any exercise or settlement of the Subject Awards in respect of any such qualifying termination in connection with the Merger shall be exercised or settled only in shares of common stock of the Company, after giving effect to the Merger, and not in cash.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Important Information About the Proposed Transaction

In connection with the Proposed Transaction, the Company filed a registration statement on Form S-4 (No. 333-237746), originally filed on April 17, 2020, which includes a prospectus of the Company and a joint proxy statement of the Company and Mobile Mini (the “joint proxy statement/prospectus”). The registration statement was declared effective by the SEC on May 5, 2020, and the Company and Mobile Mini commenced mailing the joint proxy statement/prospectus on or about May 8, 2020. Each party will file other documents regarding the Proposed Transaction with the SEC. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain these documents (if and when available) free of charge from the SEC's website at www.sec.gov. The documents filed by the Company with the SEC may also be obtained free of charge from the Company by requesting them by mail at WillScot Corporation, 901 S. Bond Street, Suite 600, Baltimore, Maryland 21231. The documents filed by Mobile Mini may also be obtained free of charge from Mobile Mini by requesting them by mail at Mobile Mini, Inc. 4646 E. Van Buren Street, Suite 400, Phoenix, Arizona 85008.

Participants in the Solicitation

The Company, Mobile Mini, their respective directors and executive officers and other members of management and employees and certain of their respective significant stockholders may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction. Information about the Company’s directors and executive officers is available in the Company's proxy statement, dated March 20, 2020, as supplemented by the supplement dated April 13, 2020, for the 2020 Annual Meeting and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 2, 2020. Information about Mobile Mini’s directors and executive officers is available in Mobile Mini’s proxy statement, dated March 16, 2020 as supplemented by the supplement dated April 10, 2020, for its 2020 Annual Meeting of Stockholders and Mobile Mini’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 3, 2020. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holding or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transaction when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the SEC, the Company or Mobile Mini as indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description
2.1	Amendment to Agreement and Plan of Merger, dated May 28, 2020, by and among WillScot Corporation, Mobile Mini, Inc. and Picasso Merger Sub, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Corporation

Dated: June 2, 2020	By:	/s/ HEZRON TIMOTHY LOPEZ
Name: Hezron Timothy Lopez
Title: Vice President, General Counsel & Corporate Secretary